UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 29, 2011

CHEVIOT FINANCIAL CORP.
(Exact Name of Registrant as Specified in Charter)

Federal	0-50529	56-2423750
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3723 Glenmore Avenue, Cheviot, Ohio	45211
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:                                                                                     (513) 661-0457

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
      CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
      CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On June 21, 2011, the Board of Directors of Cheviot Financial Corp. (the “Company”) granted a restricted stock award to a certain director of the Company, as described below.  The restricted stock award was granted pursuant to the Company’s 2005 Stock-Based Incentive Plan (the “Stock Plan”).  Each restricted stock award was evidenced by a restricted stock agreement executed concurrently with the grant of the individual award.

GRANTS OF RESTRICTED STOCK

The table below sets forth the individual grant and the vesting dates of stock grants under the Stock Plan.

Award Recipient	Amount	Vesting

Steven R. Hausfeld	1,800	360 shares on June 21, 2012
		360 shares on June 21, 2013
		360 shares on June 21, 2014
		360 shares on June 21, 2015
		360 shares on June 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHEVIOT FINANCIAL CORP.

DATE: June 21, 2011	By: /s/ Scott T. Smith
Scott T. Smith
Chief Financial Officer